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                                                                    EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated March 16, 1998 relating to Union Planters Mortgage Finance Corp.'s balance sheet as of December 31, 1997 included in its Registration Statement on Form 10 We also consent to the reference to us under the heading "Experts"in such Prospectus.


/s/ Price Waterhouse LLP
Memphis, Tennessee
March 20, 1998